Net Pension Cost (Detail) - Pension $ in Thousands, ₨ in Millions	12 Months Ended
	Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)	Mar. 31, 2019 INR (₨)
Defined Benefit Plan Disclosure [Line Items]
Service cost	₨ 14.6	$ 200	₨ 6.5	₨ 7.7
Interest cost	37.7	500	45.3	66.3
Expected return on plan assets	(3.2)	0	(11.0)	(18.6)
Actuarial (gains)/losses	329.6	4,500	12.4	1.7
Net pension cost	₨ 378.7	$ 5,200	₨ 53.2	₨ 57.1